UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2016

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
Owens & Minor, Inc. (the “Company”) is filing this Current Report on Form 8-K to furnish certain unaudited reclassified summary segment financial information for the years ended December 31, 2015 and 2014 and for each of the quarters for the year ended December 31, 2015, to reflect the changes in the Company’s reporting segments that were effective during the first quarter of 2016. These changes were reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the Securities and Exchange Commission on May 4, 2016.
The Company previously announced that it would realign its business to improve operational effectiveness, further optimize the Company's cost structure and align with how the Company now manages and monitors performance of its operations. As a result, the Company has organized its business into three segments - Domestic, International and Clinical & Procedural Solutions ("CPS"). Effective during the first quarter of 2016, the Company reclassified its prior financial results into these segments. This change in segment reporting does not revise or restate the Company’s consolidated balance sheets, consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of changes in shareholders' equity or consolidated statements of cash flows for any fiscal period.
The Company is furnishing the summary segment financial information attached hereto as Exhibit 99.1 pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)Exhibits.

99.1
Unaudited reclassified summary segment financial information for Owens & Minor, Inc. and its subsidiaries for the fiscal years ended December 31, 2015 and 2014 and each of the quarters for the year ended December 31, 2015 (furnished pursuant to Item 7.01).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 9, 2016	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1
Unaudited reclassified summary segment financial information for Owens & Minor, Inc. and its subsidiaries for the fiscal years ended December 31, 2015 and 2014 and each of the quarters for the year ended December 31, 2015 (furnished pursuant to Item 7.01).